UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 1, 1999

                               MSI HOLDINGS, INC.
                 (Formerly known as Micro-Media Solutions, Inc.)
               (Exact name of registrant as specified in charter)

            UTAH                     0-8164               87-0280886
          (State or         (Commission File Number)      (IRS Employer
          Jurisdiction of                                    I.D. No.)
      Incorporation)

                                 501 Waller St.
                               Austin, Texas 78702
                    (Address of principal executive offices)

                                 (512) 476-6925
              (Registrant's telephone number, including area code)

ITEM  5.  OTHER  EVENTS

MSI HOLDINGS, INC., (the "Company"), has received notification from BBN Technologies, a Business Unit of GTE Internetworking, ("GTE/BBN"), that the its wholly owned subsidiary, Micro-Media Solutions, Inc.'s high performance "Internet Accelerator Portal TM", (the "IAP"), has been certified by GTE/BBN. The IAP is the first of its kind to receive certification from GTE/BBN.

The  notification  letter  is  attached  as  EXHIBIT  99.1

A press release dated March 2, 1999 introducing the "Internet Accelerator Portal" is attached as EXHIBIT 99.2

The receipt of the certification from GTE/BBN by Micro-Media Solutions, Inc. ,("MSI"), now triggers certain performance obligations including the payment of $552,000 to GTE/BBN. The certification is contingent on MSI's commitment to complete its implementation and maintaining the facility and its services to the standards set by GTE/BBN on which this certification is based.

The  contract  with  GTE/BBN  for  the consulting services and certification are attached  as  EXHIBITS  99.3  and  99.4


SIGNATURES:

Pursuant  to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  March  3, 1999  By  /s/  Jose  G  Chavez
                                Jose  G.  Chavez,  President

EXHIBIT  99.1  Notification  of  BBN  Certification

February  9,  1999

Jose  Chavez
President
Micro-Media  Solutions,  Inc.
501  Waller
Austin,  TX  78702

Dear  Mr.  Chavez:

BBN Technologies, a Business Unit of GTE Internetworking, has performed a review of Micro-Media Solutions' Austin, Texas facility and its operations. Careful study was made of physical, environmental, technical, procedural and operational factors, as listed in the attached Certification Checklist. Based on the findings of the study, GTE Internetworking Professional Services hereby grants Micro-Media Solutions' Austin, Texas facility 6-month conditional certification for Internet services.

This certification is based on MSI's demonstrated effort in designing and building a high performance Internet Accelerator Portal. Final certification is contingent upon MSI's commitment to complete its implementation and maintain the facility and its services to the standards on which this certification is based. In doing so, MSI will be positioned to provide its customers with high quality Internet services.

Congratulations!

Very  Best  Regards,

/s/  Adam  Lipson

Adam  Lipson
Director  and  General  Manager
GTE  Internetworking
Professional  Services

EXHIBIT  99.2

 FOR IMMEDIATE RELEASE                       FOR MORE INFORMATION (PRESS ONLY):
                                             ----------------------------------
Sandra  Boesch,  Media  Relations
Susann  Cloutier,  Investor  Relations
MSI  Holdings  Inc.
www.msiaustin.com
(512)  476-6925


                MSI INTRODUCES THE "INTERNET ACCELERATOR PORTAL "

     AUSTIN, TEXAS - MARCH 03, 1999 - Micro-Media Solutions, Inc. (MSI), a wholly owned subsidiary of MSI Holdings, Inc., (OTC BB: MSIA) today introduced its new Division, the Internet Accelerator Portal . The Internet Accelerator Portal is the first turnkey private portal solution that will help enable businesses to gain an Internet presence profitably from the outset. The IAP delivers business clients a suite of Internet services that are layered on top of a unique billing platform and an advanced high speed Internet connection that accelerates content delivery. These new services will be available in the second quarter of 1999.
     The first major target that the Internet Accelerator Portal will aim at is the Internet Broadcasting and Private Portal market. "By targeting specific communities of interest and streaming them specific requested content via high quality video and audio over broadband connections, the Internet Accelerator Portal will play a major role in the evolution of broadcast media," said Gary Fortin, Director of Internetworking for MSI. "The same impact that television had on the radio industry in the 1950s is being eclipsed by what the Internet is doing to television."
      As a GTE customer, MSI's Internet Accelerator Portal leverages GTE's new fiber optic private network, the Global Network Infrastructure (GNI). The GNI is among the largest networks ever constructed. It utilizes dense-wave division multiplexing (DWDM) technology and supports speeds up to OC-192. MSI's close relationship with GTE and its Austin-based facility will allow MSI's Internet Accelerator Portal to connect directly to the mainstream of the Internet and bypass the need for a dedicated local loop connection. This eliminates the provisioning delay and costs associated with the local loop component of dedicated circuits.

      The Internet Accelerator Portal 's unique billing structure will allow customers to participate in revenue sharing opportunities that will help to defray costly up-front capital expenditures. Internet Accelerator Portal clients will also have the ability to burst to virtually unlimited bandwidth.
     The physical facility that surrounds the GTE Point of Presence and the Internet Accelerator Portal is built to the highest fault tolerant standards available. A fully redundant network and facility protects the most mission critical Internet connections, offering our business clients complete peace of mind. This is the highest quality Internet connection available in the market today.
 "Micro-Media Solutions has been working hard for many years to be the first Internet Company that can offer a turnkey, end to end solution, and deliver it at a quality and speed that is unmatched in the industry" said Jose Chavez, president and CEO of MSI. "Our alliance with GTE has positioned MSI as an industry leader, providing a cost effective solution for all businesses to have a presence on the Internet, no matter how big or small, and be profitable." MSI Holdings, Inc. parent company of Micro-Media Solutions, Inc. (MSI), is a Utah corporation headquartered in Austin, Texas. MSI provides advanced Internet broadcast delivery for a broad array of markets. The company's Internet Accelerator Portal division provides Internet integration services, and high-speed Internet connectivity through its Internetworking facilities in Austin. MSI Holdings is publicly traded on the OTC Bulletin Board under the symbol "MSIA". For more information regarding MSI Holdings, visit http://www.msiaustin.com
              ----------
     Certain statements in this release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "believe," and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the Company's SEC filings.

EXHIBIT  99.3

GTE  INTERNETWORKING
POWERED  BY  BBN

Service  Schedule
Consulting  Services
A98-STD-PSA-523

This Service Schedule together with any attached Task Statements ("Service Schedule") is part of and is governed by the Master Agreement for Internetworking Services ("Master Agreement") executed between GTE Internetworking Incorporated and Micro-Media Solutions, Inc., dated October 15, 1998. The terms and conditions of the Master Agreement are incorporated herein by reference.

1.     SCOPE  OF  SERVICE.   We  will  provide  you with the consulting services
("Consulting Service") as defined in mutually agreed upon individual task statements (each, a "Task Statement"). Each Task Statement contains: (a) a description of the work to be undertaken including deliverables, performance period, compensation and other details relating to such work, (b) the obligations and responsibilities of each party related to such Task Statement and (c) any acceptance criteria. The Task Statement may be modified by mutual written agreement. Changes or additions to work performed under the Task Statement may require changes in the resources provided by us which may result in additional costs to you or changes in the project schedule. The terms of and conditions of each Task Statement shall be independent of and shall have no impact upon the provisions of any other Task Statement. The first Task Statement against this Service Schedule is entitled "NAP Design Proposal for MSI" and is dated November 11, 1998 and is incorporated herein.

2.     PRICING/PAYMENT.   Task  Statements  may  be issued on a Time & Materials
basis  or  Fixed  Price  basis  as  specified  in  each  Task  Statement.

2.1 Time & Materials. Time & Materials-type Task Statements contain an estimated Task Statement amount including the estimated amounts for professional labor ("Estimated Task Amount") and materials and hourly billing rates for professional staff. Travel and other reasonable expenses are not included in the Estimated Task Amount. We will use reasonable efforts to complete a Time and Materials-type Task Statement within the Estimated Task Amount but will not continue performance or incur costs in excess of the Estimated Task Amount unless you authorize additional funds. Amounts for non-labor items will be charged separately. Should Task Statements contain an estimated amount for non-labor costs, we agree that we will not exceed 110% of those costs unless you authorize additional funds. The first Task Statement against this Service
Schedule is a Time & Materials task priced at a not-to-exceed Estimated Task Amount of $31,000 for professional labor and an estimated amount of $4,200 for travel expenses.

2.2 Fixed Price. Fixed Price-type Task Statements specify a Task Statement Fixed Price and will include all labor, materials and expenses unless otherwise stated.


3. TERM. The term of this Service Schedule ("Term") shall commence on the execution date of this Schedule and shall expire three (3) years thereafter unless earlier terminated by you or us in accordance with the Agreement. In the event a Task Statement's period of performance extends beyond the Term, the Term shall be automatically extended and remain in effect until such time as the Task Statement's period of performance is completed.

4.     RIGHTS  IN  WORK  PRODUCT.

4.1 You shall receive title, including copyright, to all written reports prepared and delivered to you in accordance with the Task Statements; provided, however, that rights in any intellectual property contained or referenced in such reports shall be determined in accordance with Section 4.2 below.
4.2 Except as set forth in Section 4.1 above, we shall retain title to the products of our work and all intellectual property rights thereto under this Agreement, but grant to you a royalty-free nonexclusive, nontransferable license
(i) to make and use each invention or improvement thereto, which is or may be patentable under U.S. law and is conceived or first reduced to practice by us in the performance of the Task Statement, and (ii) to use, duplicate, or disclose all computer software (except as noted below) and all other recorded information (such as data tables) delivered to you in the performance of the Task Statement. Our proprietary data and proprietary and/or commercial software, if required, will be furnished under separate license or other arrangement.

5. CONFIDENTIALITY. We shall each retain in confidence all information and know-how transmitted to the other that the disclosing party has identified in writing as being proprietary and/or confidential, and will only use such information and know-how in accordance with the terms of and during the term of this Service Schedule. Neither party shall have an obligation to maintain the confidentiality of information that (i) it rightfully received from another party prior to its receipt from the disclosing party; (ii) the disclosing party has disclosed to a third party without any obligation to maintain such information in confidence; (iii) enters the public domain or becomes generally known to the public by some action other than breach of this Service Schedule by the receiving party; or (iv) is independently developed by the receiving party. We shall each safeguard proprietary or confidential information disclosed by the other using the same degree of care used to safeguard each other's proprietary and confidential information but, in no event, shall use less than a reasonable degree of care. Our respective obligations under this Section 5 shall extend for a period of three years from termination, expiration or cancellation of this Service Schedule.

6. HIRING. You agree that during the term of this Service Schedule and for one (1) year thereafter you will not, without our prior written consent, employ or offer employment to any employee of ours who has provided services hereunder.

7. SURVIVAL. The terms of sections 4, 5 and 6 shall survive the termination, expiration or cancellation of this Schedule and the Master Agreement.

8. DISCLAIMER CONCERNING NETWORK SECURITY CONSULTING. To the extent you engage us to provide consulting with respect to security of your network or data, we will provide advice to assist you in impeding and detecting a security threat, however, you will remain responsible for the security of your network and data. IN NO EVENT WILL WE BE LIABLE FOR ANY DAMAGES RESULTING FROM SECURITY BREACHES REGARDING YOUR NETWORK OR DATA. THIS DISCLAIMER IS IN ADDITION TO, AND NOT INSTEAD OF, THE DISCLAIMER, LIMITATION OF LIABILITY, AND LIMITATION OF
DAMAGES  CONTAINED  IN  THE  MASTER  AGREEMENT.

Agreed  to  and  accepted  by:

GTE  Internetworking,  Inc.                         Micro-Media  Solutions, Inc.
By:                                                 By:
Printed  Name:                                      Printed  Name:
Title:                                              Title:
Date

EXHIBIT  99.4

GTE  INTERNETWORKING
POWERED  BY  BBN

Service  Schedule
Consulting  Services
A98-STD-PSA-523
Amendment  #1

This Service Schedule Amendment #1 together with any attached Task Statement is part of and is governed by the Master Agreement for Internetworking Services ("Master Agreement") executed between GTE Internetworking Incorporated and Micro-Media Solutions, Inc, dated 5/29/98 and the Service Schedule for Consulting Services ("Service Schedule") A98-STD-PSA-523 dated October 15, 1998, executed between same. The terms and conditions of the Master Agreement and the Service Schedule are incorporated herein by reference.

1. SCOPE OF SERVICE. We will provide you with the consulting services ("Consulting Service") identified in the attached Task Statement entitled "NAP Design Proposal for MSI " and dated November 11, 1998 for a fixed price of $552,000, plus expenses. The Task Statement contains: (a) a description of the work to be undertaken including deliverables, performance period and other details relating to such work, (b) the obligations and responsibilities of each party related to the Task Statement and (c) any acceptance criteria. The Task Statement may be modified by mutual written agreement. Changes or additions to work performed under the Task Statement may require changes in the resources provided by us which may result in additional costs to you or changes in the project schedule. The terms of and conditions of this Task Statement are independent of and shall have no impact upon the provisions of any other Task Statement.

2.     PAYMENT  TERMS.  You  agree  to  pay  us  in  the  following  manner:

     Payment  Amount                Payment  Due  Date
     ---------------                ------------------
     1/3  of  fixed  price          30  days  after  the  effective  date
     1/3  of  fixed  price          60  days  after  the  effective  date
     1/3  of  fixed  price          Upon  delivery  of  deliverables

3. OTHER TERMS AND CONDITIONS REMAIN UNCHANGED. It is the intention of the parties that except for the changes explicitly stated above, all other terms and conditions of the Master Agreement and Service Schedule and any other Exhibits, Attachments or Addenda thereto shall remain in full force and effect.


Agreed  to  and  accepted  by:

GTE  Internetworking,  Inc.               Micro-Media  Solutions,  Inc.
By:                                       By:
Printed  Name:                            Printed  Name:
Title:                                    Title:
Date: